                                                                 EXHIBIT 10.1(b)

                      FIRST AMENDMENT TO FINANCE AGREEMENT

     This First  Amendment  to Finance  Agreement  ("Amendment")  is dated as of
March 22,  2004,  by and between  COASTAL  CREDIT,  L.L.C.,  a Virginia  limited liability  company with its  principal  office  located at 3852  Virginia  Beach
Boulevard,  Virginia  Beach,  Virginia  23452 (the  "Borrower")  and WELLS FARGO
FINANCIAL PREFERRED CAPITAL, INC., an Iowa corporation with its principal office located at 800 Walnut Street, Des Moines, Iowa 50309 ("WFFPC").

                                   BACKGROUND

     A. On April 16,  2001,  Borrower and WFFPC  entered into a certain  Amended
Finance  Agreement  (as  amended or  modified  from time to time,  the  "Finance
Agreement") and related agreements, instruments and documents among Borrower and
WFFPC  (collectively,  with the  Finance  Agreement  referred  to as the "Credit
Documents").

     B. Capitalized  terms used but not defined in this Amendment shall have the meanings respectively ascribed to them in the Finance Agreement.

     C.  Borrower  and WFFPC  desire to amend the Finance  Agreement as provided herein.

     NOW, THEREFORE,  the parties hereto,  intending to be legally bound, hereby promise and agree as follows.

                                   AMENDMENTS

     1. CERTAIN DEFINITIONS.  Section 1.1 of the Finance Agreement is amended by deleting the prior  definitions of "Capital Base",  "Commitment",  "Tangible Net
Worth" and "Termination Date" and by adding the following:

     "Adjusted  Tangible  Net  Worth"  means,  as of any date of  determination,
     Tangible  Net  Worth  minus  (a) the  aggregate  amount  of the  Borrower's
     Receivables  included in its  Tangible  Net Worth that are 180 days or more delinquent on a contractual  aging basis, and (b) minus the amount by which the then-Minimum Allowance for Loan Losses exceeds the Borrower's allowance for loan losses,  unearned discounts and dealer reserves or plus the amount by which the Borrower's  allowance for loan losses,  unearned discounts and dealer reserves  exceeds the Minimum  Allowance for Loan Losses as reported on the most  recent  financial  statements  provided  to WFFPC  pursuant to
     Section 6.2 of this Agreement.

     "Annual   Static  Pool  Loss   Percentage"   means,   as  of  the  date  of
     determination, the ratio of the aggregate Charge-offs of Principal Balances taken on the  Borrower's  books with respect to  Receivables  originated or acquired by the Borrower during a specified  annual period to the aggregate original Principal Balance of such Receivables.
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     "Bulk Purchase" means any single purchase of Chattel Paper by Borrower from a third party that involves the purchase of more than one Receivable.

     "Capital Base" means Adjusted Tangible Net Worth plus Subordinated Debt.

     "Charge-off" or "Charged-off", when used in reference to Receivables, means the cumulative Principal Balance of an account or accounts written off, net of recoveries.

     "Commitment"  means the maximum principal amount which WFFPC has agreed may be loaned to the  Borrower,  jointly and  severally,  pursuant to Article 2 hereof, being, on the date hereof, $80,000,000.00.

     "Excess  Availability"  means, on the date of determination,  the amount by which the lesser of the  Commitment  and the  Borrowing  Base  exceeds  the balance of the Loan.

     "Minimum Allowance for Loan Loss" shall mean an amount equal to the greater of (a) 7% of the total net  outstanding  Receivables or (b) net outstanding
     Receivables multiplied by the rolling twelve month ratio of net charge-offs to average net Receivables  outstanding  during such twelve month period or
     (c) an amount pursuant to the  recommendation of the independent  certified public accountant auditing the Borrower's financial statements.

     "Principal  Balance",  when used in  reference to a  Receivable,  means the gross  balance  owed  with  respect  to  the  Receivable  on  the  date  of measurement minus any unearned finance charges, unearned insurance premiums included in that  balance and without  consideration  of  discounts  and or reserves taken by the Borrower with respect to the Receivable.

     "Static  Pool  Analysis  Report"  means a  report,  in a format  reasonably acceptable to WFFPC,  which includes a calculation of the Borrower's Annual
     Static Pool Loss  Percentage  for each of the previous five calendar  years then-ended with such detail as WFFPC may reasonably require.

     "Tangible  Net Worth"  means,  at any date,  the  amount of the  membership equity of the Borrower on a consolidated basis (but excluding the effect of intercompany  transactions) minus, to the extent not otherwise excluded (i)
     the cost of membership  units  purchased or redeemed by the Borrower;  (ii)
     the  amount  equal to the value  shown on its books of  Intangible  Assets, including the excess paid for assets  acquired over their  respective  book values on the  books of the  corporation  from  which  acquired;  and (iii)
     investments  in and  loans  to  members,  directors,  officers,  employees,
     Subsidiaries and affiliated entities.

     "Termination Date" means the earlier of December 31, 2007, as such date may be extended from time to time in accordance  with the provisions of Section
     2.4 of  this  Agreement;  or (b)  the  date  on  which  the  Commitment  is terminated and the Loan becomes due and payable pursuant to Section 9.1.

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     2. The Note.  Section 2.2 of the Finance  Agreement  is amended by deleting
Section 2.2 in its entirety and by replacing it with the following:

     The Note.  The  indebtedness  of the Borrower to WFFPC  hereunder  shall be evidenced by a Note executed by the Borrower in favor of WFFPC, which shall be substantially in the form of Exhibit D of this Agreement, dated the same date as this  Agreement.  Said Note  shall be  executed  and  delivered  in substitution for and replacement of, but not in payment or satisfaction of, the Borrower's Secured Promissory Note, dated as of April 16, 2001, payable to the order of the Lender,  in the stated principal amount of $60,000,000.
     The principal amount of the Note will be $80,000,000.00; provided, however, that  notwithstanding  the face  amount of the Note,  Borrower's  liability under the Note shall be  limited  at all times to its  actual  indebtedness
     (principal,  interest  and  fees)  then  outstanding  and  owing  to  WFFPC hereunder.

     3. Prepayment.  Section 2.8 of the Finance Agreement is amended by deleting subparagraph (a) and by replacing it with the following:

     (a) Optional  Prepayments.  Borrower may prepay the Loan from time to time, in full or in part not to exceed $2,000,000  without notice,  and, in part, in excess of $2,000,000 upon 7 Business Day's prior notice to WFFPC without premium or penalty, provided that (i) in the event Borrower repays the Loan in full on or before  December 31, 2005, the Borrower shall pay a sum equal to  1.5% of the  Commitment  as a  prepayment  penalty;  (ii) in the  event
     Borrower  repays the Loan in full after  December 31, 2005 and on or before
     December  31,  2006,  the  Borrower  shall  pay a sum  equal  to 1 % of the
     Commitment as a prepayment penalty;  (iii) in the event Borrower repays the
     Loan in full after  December 31, 2006 and prior to December  31, 2007,  the
     Borrower  shall pay a sum equal to .5% of the  Commitment  as a  prepayment penalty;  (iv)  prepayments  shall be in a minimum  amount of  $10,000  and
     $10,000 increments in excess thereof;  and (v) partial prepayments prior to the  Termination  Date  shall not  reduce  WFFPC's  Commitment  under  this
     Agreement and may be reborrowed, subject to the terms and conditions hereof for  borrowing,  and partial  prepayments  will be applied first to accrued interest and fees and then to outstanding Advances.

     4. Reporting Requirements.  Section 6.2 of the Finance Agreement is amended by deleting  subparagraph  (g) and replacing it with the following  subparagraph
(g):

     (g) within 60 days after the end of each calendar  quarter,  as of the last day of the quarter then ending, a Static Pool Analysis Report and books and records consisting of data tape information for the Borrower's  Receivables portfolio in a format acceptable to WFFPC .

     5. Financial Covenants.  Section 6.4 of the Finance Agreement is amended by deleting  subparagraphs  (a),  (b),  (c) and (d) and  replacing  them  with  the following  subparagraphs  (a),  (b) and  (d) and by  adding  the  following  new subparagraph (f):

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     (a) EBITDA  Ratio.  Maintain,  as of the end of each calendar  quarter,  an
     EBITDA Ratio of not less than 1.25 to 1.0.

     (b) Senior  Debt to Capital  Base.  Maintain  at all times a Senior Debt to
     Capital Base Ratio of not more than 4.0 to 1.0.

     (c) Minimum  Adjusted  Tangible Net Worth.  Maintain at all times a Minimum
     Adjusted Tangible Net Worth of $12,000,000.00.

     (f)  Limitations  on Bulk  Purchases.  Borrower shall make no Bulk Purchase with an aggregate  purchase price which exceeds ninety percent (90%) of the
     Borrower's Excess  Availability at the time of the purchase without WFFPC's prior written  permission.  In the event  Borrower  makes any Bulk Purchase with an aggregate  purchase  price which exceeds Five Million and 00/100ths
     Dollars  ($5,000,000.00),  and  notwithstanding the definition of "Eligible
     Receivables" contained in Section 1.1 of this Agreement, none of the assets included in the Bulk  Purchase will be included in the  calculation  of the
     Borrowing  Base unless and until WFFPC has completed a collateral  audit of such  assets,  at  Borrower's  expense,  subsequent  to the Bulk  Purchase.
     Following such audit, only those assets included in the Bulk Purchase which qualify as Eligible Receivables shall be included in the calculation of the
     Borrowing Base.

     6. Jurisdiction and Venue. Section 10.9 of the Finance Agreement is amended by deleting that section in its entirety and replacing it with the following:

     THE PARTIES AGREE THAT ALL ACTIONS OR  PROCEEDINGS  INVOLVING,  DIRECTLY OR
     INDIRECTLY,  ANY MATTER  ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY
     CREDIT DOCUMENT OR THE RELATIONSHIP  ESTABLISHED HEREUNDER,  SHALL BE TRIED
     AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF POLK, STATE
     OF IOWA, THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF POLK,  STATE
     OF IOWA, OR, AT THE SOLE OPTION OF WFFPC, IN ANY OTHER COURT IN WHICH WFFPC
     SHALL INITIATE LEGAL OR EQUITABLE  PROCEEDINGS AND WHICH HAS SUBJECT MATTER
     JURISDICTION  OVER THE MATTER IN CONTROVERSY.  THE PARTIES EXPRESSLY SUBMIT
     AND  CONSENT IN ADVANCE TO SUCH  JURISDICTION  IN ANY ACTION OR  PROCEEDING
     COMMENCED IN ANY SUCH COURT,  AND THE PARTIES  HEREBY  WAIVE ANY  OBJECTION
     WHICH EITHER MAY HAVE BASED UPON LACK OF PERSONAL  JURISDICTION  AND HEREBY
     CONSENT  TO THE  GRANTING  OF SUCH LEGAL OR  EQUITABLE  RELIEF AS IS DEEMED
     APPROPRIATE BY ANY SUCH COURT. FURTHERMORE, BORROWER AND WFFPC EACH WAIVES,
     TO THE EXTENT  PERMITTED  UNDER  APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO
     ASSERT THE DOCTRINE OF "FORUM NON  CONVENIENS" OR TO OBJECT TO VENUE TO THE
     EXTENT ANY  PROCEEDING  IS BROUGHT IN  ACCORDANCE  WITH THIS SECTION  10.9.
     BORROWER  AGREES THAT SERVICE OF

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     PROCESS IN ANY SUCH  PROCEEDING  MAY BE DULY  EFFECTED UPON IT BY MAILING A
     COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER.

     7. Availability Statement. The Finance Agreement is amended by deleting the original Availability Statement attached to the Finance Agreement as Exhibit "B"
and by replacing it with the Availability  Statement  attached to this Agreement as Exhibit "B".

     8. Legal and Filing Fees.  Borrower agrees to pay  immediately  upon demand therefor,  all legal fees and out-of  pocket  expenses of WFFPC  related to this
Amendment,  including the preparation,  negotiation,  documentation,  execution, filing and delivery thereof.

     9.  Acknowledgment  of  Indebtedness/Release.  By their  execution  of this
Agreement,  Borrower acknowledges and agrees that as of March 1, 2004, there was due and  owing to  WFFPC  under  the  Finance  Agreement  the  principal  sum of
$47,000,000.00 plus continually  accruing interest,  without defense or right of setoff or  counterclaim  of any kind.  Borrower does hereby release  WFFPC,  its employees, officers, directors and agents from any and all liability for any act or failure  to act or for any claim  based  upon any other  theory of  liability whether  grounded in contract or tort or otherwise,  whether known or unknown at this  time,  arising  out of any  matter  occurring  prior  to the  date of this
Agreement.  This Release  shall be binding on the  Borrower  and its  respective heirs, successors and assigns.

     10.  Effectiveness  Conditions.  This Amendment shall be effective upon the completion of the following conditions precedent:

     (a) Execution and delivery by Borrower of this Amendment to WFFPC;

     (b)  Execution  and  delivery  by  Borrower  of the Note  attached  to this
     Amendment as Exhibit "D" to WFFPC, which Note shall be accepted by WFFPC in substitution for and replacement of, but not in payment or satisfaction of, the Borrower's Secured Promissory Note, dated as of April 16, 2001, payable to the order of the Lender, in the stated principal amount of $60,000,000.

     (c) Execution and delivery to WFFPC of a certified  copy of  Resolutions of
     Borrower's members  authorizing the execution,  delivery and performance of this  Amendment and all other  documents and  instruments to be executed in connection with the Amendment;  and designating the appropriate officers to execute and deliver this Amendment and all other  documents and instruments to be executed in connection herewith; and

     (d) Such other matters as WFFPC may require.

     11.  Representations  and Warranties.  Borrower  represents and warrants to
WFFPC that:

     (a) All  warranties  and  representations  made to WFFPC  under the Finance
     Agreement are true and correct as of the date hereof;


     (b) The  execution  and  delivery  by Borrower  of this  Amendment  and the performance of it of the transactions  herein contemplated (i) are and will be within its powers,  (ii) have been  authorized by all necessary  company action,  and (iii) are not and will not be in contravention of any order of any court or other  agency of  government,  of law or any other  indenture, agreement  or  undertaking  to which  Borrower  is a party or by which  the property of Borrower is bound, or be in conflict with, result in breach of, or  constitute  (with due notice  and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien,  charge or  encumbrance  of any  nature on any of the  properties  of
     Borrower;

     (c) This Amendment and any assignment,  instrument,  document, or agreement executed and delivered in connection  herewith,  will be valid, binding and enforceable in accordance with its respective terms; and

     (d) No Default or Event of Default or any event which would  constitute  an
     Event of Default with the giving of notice or the passage of time, or both, has  occurred  under  the  Finance  Agreement  or any of the  other  Credit
     Documents.

     12.  Collateral.  As security for the payment of the obligations  under the
Finance Agreement and satisfaction by Borrower of all covenants and undertakings contained  in the Finance  Agreement,  Borrower  reconfirms  the prior  security interest  and  lien  in and to  all  right,  title  and  interest  in and to the
Collateral.

     13.  Ratification of Existing  Finance  Agreement.  Except as expressly set forth  herein,  all of the terms and  conditions  of the Finance  Agreement  are hereby  ratified and confirmed and all continue  unchanged and in full force and effect. All references to the Finance Agreement shall mean the Finance Agreement as modified by this Amendment.

     14. Governing.  This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Iowa, excluding its conflict of laws rules.

     15.  Counterparts.  This  Amendment  may  be  executed  in  any  number  of counterparts,  each  of  which  shall  be an  original  and all of  which  shall constitute  one  agreement and it shall not be necessary in making proof of this
Amendment to produce or account for more than one counterpart.

     16.  This  Amendment  shall be  incorporated  into and deemed a part of the
Finance Agreement.

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IMPORTANT:  READ  BEFORE  SIGNING.  THE TERMS OF THIS  AGREEMENT  SHOULD BE READ
CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR
ORAL  PROMISES NOT CONTAINED IN THIS WRITTEN  CONTRACT MAY BE LEGALLY  ENFORCED.
YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BORROWER:                            COASTAL CREDIT, L.L.C.

                                     By: /s/ William E. McKnight
                                        ----------------------------------------
                                     Name: William E. McKnight
                                     Title: President

LENDER:                              WELLS FARGO FINANCIAL
                                     PREFERED CAPITAL, INC.

                                     By: /s/ Tom Murphy
                                        ----------------------------------------
                                     Name:    Tom Murphy
                                     Title:   Senior Vice-President